UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

June 10, 2008

THE GAP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(650) 952-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Attached as Exhibit 100 to this Current Report on Form 8-K are the following financial statements from The Gap, Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the quarter ended May 3, 2008, filed with the Securities and Exchange Commission on June 10, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets as of May 3, 2008, February 2, 2008, and May 5, 2007; (ii) the Consolidated Statements of Earnings for the quarters ended May 3, 2008 and May 5, 2007; and (iii) the Consolidated Statements of Cash Flows for the quarters ended May 3, 2008 and May 5, 2007. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial and other information contained in the XBRL documents are unaudited and that these are not the official publicly filed financial statements of the Company. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on the information in this Current Report on Form 8-K, including Exhibit 100, in making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

100	The following materials from The Gap, Inc.’s Quarterly Report on Form 10-Q for the quarter ended May 3, 2008, filed on June 10, 2008, formatted in XBRL: (i) the Consolidated Balance Sheets as of May 3, 2008, February 2, 2008, and May 5, 2007; (ii) the Consolidated Statements of Earnings for the quarters ended May 3, 2008 and May 5, 2007; and (iii) the Consolidated Statements of Cash Flows for the quarters ended May 3, 2008 and May 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC. (Registrant)

Date: October 28, 2008	By:	/s/ Sabrina L. Simmons
Sabrina L. Simmons Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

(d)	Exhibits

100	The following materials from The Gap, Inc.’s Quarterly Report on Form 10-Q for the quarter ended May 3, 2008, filed on June 10, 2008, formatted in XBRL: (i) the Consolidated Balance Sheets as of May 3, 2008, February 2, 2008, and May 5, 2007; (ii) the Consolidated Statements of Earnings for the quarters ended May 3, 2008 and May 5, 2007; and (iii) the Consolidated Statements of Cash Flows for the quarters ended May 3, 2008 and May 5, 2007.